Summary Prospectus May 1, 2011

Class I and P Shares

High Yield Bond Portfolio

This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (Pacific Life) and Pacific Life & Annuity Company (PL&A) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund, and the portfolio and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.pacificlife.com/PacificSelectFund.htm. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Annuity Financial Professionals:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(7 a.m. – 5 p.m. Pacific time)

The current Fund prospectus and statement of additional information, both dated May 1, 2011, are incorporated by reference into this summary prospectus.

Investment goal
This portfolio seeks a high level of current income.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.40	0.40

Service fee	0.20	0.00

Other expenses	0.03	0.03

Total annual operating expenses	0.63	0.43

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$64	$44

3 years	$202	$138

5 years	$351	$241

10 years	$786	$542

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 120.48% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The portfolio principally invests in intermediate to long terms to maturity which generally means holdings with final maturities greater than one year. Securities include bonds and notes, including those of foreign issuers which are denominated in U.S. dollars.

When selecting securities, the manager focuses on:

•	Seeking high yields while addressing risk by looking for securities that offer the highest yields for their credit rating.

•	Seeking gains by looking for securities that may be more creditworthy than their credit rating indicates. This involves an analysis of each potential security, and may include meeting with the company’s management team.

•	Reducing credit risk by investing in many different issuers in a wide range of industries.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The volatility of non-investment grade debt securities (including loans) may be greater than for investment grade securities.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), are potentially less liquid, and have a greater risk of loss, that is they are more likely to default than higher rated securities.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in non-investment grade debt securities (sometimes called junk bonds) and asset-backed securities have a greater risk of being or becoming less liquid than investments in other, higher-rated debt securities.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 12.57%; 4th quarter 2008: (14.09%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

High Yield Bond Portfolio	14.52%	6.92%	6.35%
Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deductions for fees, expenses or taxes)	14.94%	8.91%	9.01%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Jason R. Rosiak, Senior Managing Director and Portfolio Manager	Since 2008
Michael Long, Portfolio Manager	Since 1998
Brian M. Robertson, CFA, Portfolio Manager	Since 2011

Purchase and sale of shares
Class I shares of the portfolio are offered at NAV and are available only as underlying investment options for variable life insurance and variable annuity products (variable products) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the portfolios – you choose investment options through your variable product. The insurance companies then invest in the portfolios if you choose them as investment options, and redeem shares of the portfolios if you choose to decrease those investment options. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the portfolios that apply to your variable product should be described in the prospectus for the variable product. Class P shares of the portfolio are only available to the Pacific Dynamix Portfolios and Portfolio Optimization Portfolios.

Tax information
Because the only shareholders of the portfolios are the insurance companies offering the variable products or the Pacific Dynamix and Portfolio Optimization Portfolios, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to broker-dealers and other financial intermediaries
Pacific Select Distributors, Inc. (PSD), the Distributor for the portfolios and for the variable products, pays commissions and related compensation to the broker-dealers or other financial intermediaries that sell the variable products. Class I shares of the portfolios pay a service fee to PSD that can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable contract and the portfolios over another investment. Ask your salesperson for more information. Class P shares, which are only available to the Pacific Dynamix Portfolios and Portfolio Optimization Portfolios, do not pay a service fee to PSD.